SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                           SCHEDULE 14A


         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant


Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS
     PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                    FIRST KEYSTONE CORPORATION
      _____________________________________________________
      (Exact name of registrant as specified in its Charter)


      _____________________________________________________
        (Name of Person(s) Filing Proxy Statement if other
                         than Registrant)


Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applied:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rul 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                       FIRST KEYSTONE CORPORATION
_________________________________________________________________
                                            111 West Front Street
                                     Berwick, Pennsylvania  18603




                          March 27, 2007



Dear Fellow Shareholders of First Keystone Corporation:

     It is my pleasure to invite you to attend the 2007 Annual Meeting of Shareholders of First Keystone Corporation to be held on Tuesday, April 17, 2007, at 10:00 a.m., Eastern Daylight Time. The Annual Meeting this year will be held at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603.

     The Notice of the Annual Meeting and the Proxy Statement on the following pages address the formal business of the meeting.
The formal business schedule includes:

 *    The election of 3 Class B Directors; and
 *    The ratification of the selection of J. H. Williams & Co.,
      LLP, as the independent auditors for the corporation for the fiscal year ending December 31, 2007.

     At the meeting, members of the corporation's management will review the corporation's operations during the past year and will be available to respond to questions.

     We strongly encourage you to vote your shares, whether or not you plan to attend the meeting. It is very important that you sign, date and return the accompanying proxy form as soon as possible, in the postage prepaid envelope. If you do attend the meeting and wish to vote in person, you must give written notice of your intentions to the Secretary of the corporation so that any ballot you submit at the meeting will supersede your prior proxy.

     Thank you for your continued support. I look forward to seeing you at the Annual Meeting if you are able to attend.

                               Sincerely,



                               /s/ J. Gerald Bazewicz
                               J. Gerald Bazewicz
                               President

               [THIS PAGE INTENTIONALLY LEFT BLANK]

                    FIRST KEYSTONE CORPORATION

             _______________________________________

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON APRIL 17, 2007
             _______________________________________


TO THE SHAREHOLDERS OF FIRST KEYSTONE CORPORATION:

     Notice is hereby given that the Annual Meeting of Shareholders of First Keystone Corporation will be held at 10:00 a.m., Eastern Daylight Time, on Tuesday, April 17, 2007, at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603, for the following purposes:

 1. To elect 3 Class B Directors to serve for a three year term and until their successors are properly elected and qualified;

 2. To ratify the selection of J. H. Williams & Co., LLP as the independent auditors for the corporation for the fiscal year ending December 31, 2007; and

 3. To transact any other business as may properly come before the Annual Meeting and any adjournment or postponement of the meeting.

     In accordance with the bylaws of the corporation and action of the Board of Directors, the corporation is giving notice of the Annual Meeting only to those shareholders on the corporation's records as of the close of business on March 6, 2007, and only those shareholders may vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting.

     A copy of the corporation's Annual Report for the fiscal year ended December 31, 2006, is mailed with this Notice. Additional copies of the corporation's Annual Report for the 2006 fiscal year may be obtained, at no cost, by contacting J. Gerald Bazewicz, President, First Keystone Corporation, 111 West Front Street, Berwick, Pennsylvania 18603, telephone: (570) 752-3671.

     Whether or not you expect to attend the Annual Meeting in person, we ask you to complete, sign, date, and promptly return the enclosed proxy form in the accompanying postage prepaid envelope. By so doing, you will ensure your proper representation at the meeting. The prompt return of your signed proxy will also save the corporation the expense of additional proxy solicitation. The execution and delivery of the enclosed proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the corporation.


                          By Order of the Board of Directors,



                          /s/ J. Gerald Bazewicz
                          J. Gerald Bazewicz, President



Berwick, Pennsylvania
March 27, 2007

      PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
    OF FIRST KEYSTONE CORPORATION TO BE HELD ON APRIL 17, 2007

                        Table of Contents
                        _________________

                                                              Page
                                                              ____

General Information                                        3
   Introduction, Date, Time and Place of
      Annual Meeting                                       3
   Solicitation and Voting of Proxies                      3
   Revocability of Proxy                                   4
   Voting Securities, Record Date and Quorum               4
   Vote Required for Approval of Proposals                 4

Governance of the Company                                  5
   Code of Ethics                                          5
   Committees of the Board of Directors                    5
   Committees of the Bank                                  6
   Board Meetings and Attendance                           7
   Shareholder Communications                              7
   Shareholder Proposals and Nominations                   7

Proposal No. 1: Election of Directors                      8
   Information as to Nominees and Directors                8

Share Ownership                                            10
   Principal Owners                                        10
   Beneficial Ownership by Officers,
      Directors and Nominees                               10

Directors' Compensation Table                              12
   Compensation of Directors                               13

Report of the Audit Committee                              13
   Executive Compensation                                  15

Summary Compensation Table                                 15

Compensation Discussion and Analysis                       20

Principal Officers of the Bank
   and the Corporation                                     24

Legal Proceedings                                          24

Proposal No. 2: Ratification of Independent
   Auditors                                                25

Section 16(A) Beneficial Ownership
   Reporting Compliance                                    25

Annual Report                                              25

Other Matters                                              25

Electronic Access to Proxy Materials
   and Financial Statements                                26

      PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
    OF FIRST KEYSTONE CORPORATION TO BE HELD ON APRIL 17, 2007


                             GENERAL


INTRODUCTION, DATE, TIME AND PLACE OF ANNUAL MEETING
____________________________________________________

     First Keystone Corporation, a Pennsylvania business corporation and registered bank holding company, furnishes this Proxy Statement in connection with the solicitation, by its Board of Directors, of proxies to be voted at the Annual Meeting of Shareholders and at any adjournment or postponement of the Annual Meeting. The corporation will hold the meeting on Tuesday, April 17, 2007, at 10:00 a.m., Eastern Daylight Time, at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603.

     The principal executive office of the corporation is located at The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603. The bank is the sole, wholly owned subsidiary of the corporation. The telephone number for the corporation is (570) 752-3671. All inquiries should be directed to J. Gerald Bazewicz, President of the corporation and the bank.

SOLICITATION AND VOTING OF PROXIES
__________________________________

     This Proxy Statement and the enclosed proxy form are first being sent to shareholders of the corporation on or about March
27, 2007.

     By properly completing and returning the accompanying proxy, a shareholder is appointing the proxy holders to vote his or her shares as the shareholder specifies on the proxy. If a shareholder signs the proxy but does not make any selection, the proxy holders will vote the proxy:

 * FOR the election of the nominees for Class B Director named below; and
 *    FOR the ratification of the selection of J. H.
      Williams & Co. as the independent auditors for the corporation for the year ending December 31, 2007.

     The execution and return of the enclosed proxy will not affect your right to attend the Annual Meeting and vote in person, after giving written notice to the Secretary of the corporation.

     The corporation will pay the cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material that the corporation may furnish shareholders in connection with the Annual Meeting. In addition to the use of the mail, directors, officers and employees of the corporation and the bank may solicit proxies personally, by telephone, telecopier or other electronic means. The corporation will not pay any additional compensation for the solicitation. The corporation will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners and will reimburse them for their reasonable forwarding expenses.



                         Proxy Statement                Page 3

REVOCABILITY OF PROXY
_____________________

     A shareholder who returns a proxy may revoke the proxy at any time before it is voted only:

 *    By giving written notice of revocation to John E.
      Arndt, Secretary of First Keystone Corporation, at
      111 West Front Street, Berwick, Pennsylvania,
      18603;
 * By executing a later-dated proxy and giving written notice of this fact to the Secretary of the corporation; or
 * By attending the Annual Meeting and voting in person, after giving written notice to the Secretary of the corporation, in person or at the above address.

VOTING SECURITIES, RECORD DATE AND QUORUM
_________________________________________

     At the close of business on March 6, 2007, the corporation had 4,518,873 shares of common stock outstanding, par value $2.00 per share. Our common stock is the corporation's only issued and outstanding class of stock. The corporation also had 236,691 shares held in treasury, as issued but not outstanding shares on that date. The corporation's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of common stock and up to 500,000 shares of preferred stock. As of March 6, 2007, no shares of preferred stock were issued or outstanding.

     Only shareholders of record as of the close of business on March 6, 2007, may vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors.
On all matters to come before the Annual Meeting, each shareholder is entitled to one vote for each share of common stock held on the record date.

     Pennsylvania law and the bylaws of the corporation require the presence of a quorum for each matter that shareholders will vote on at the Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast constitutes a quorum for the transaction of business at the Annual Meeting. The corporation will count votes withheld and abstentions in determining the presence of a quorum for a particular matter.
The corporation will not count broker non votes in determining the presence of a quorum for a particular matter. A broker non vote occurs when a broker nominee, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner. Those shareholders present, in person or by proxy, may adjourn the meeting to another time and place if a quorum is lacking.

VOTE REQUIRED FOR APPROVAL OF PROPOSALS
_______________________________________

     Assuming the presence of a quorum, the 3 nominees for director receiving the highest number of votes cast by shareholders will be elected. Votes withheld from a nominee and broker non votes will not be cast for the nominee.

     Assuming the presence of a quorum, ratification of the selection of independent auditors requires the affirmative vote of a majority of all votes cast by shareholders, in person or by proxy, on the matter. Abstentions and broker non votes are not votes cast and, therefore, do not count either for or against ratification. Abstentions and broker non votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each matter by reducing the total number of shares voted from which the majority is calculated.



Page 4                   First Keystone Corporation

                    GOVERNANCE OF THE COMPANY

     Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, and are sound and represent best practices.

     The corporation's Board of Directors oversees all business, property and affairs of the corporation. The Chairman and the corporation's officers keep the members of the Board informed of the corporation's business through discussions at Board meetings and by providing them with reports and other materials. The directors of the corporation also serve as the directors of the corporation's wholly owned bank subsidiary, The First National Bank of Berwick, upon election by the corporation.

     Currently, our Board of Directors has 9 members. Based on the qualifications for independence established under the Securities and Exchange Commission (the "SEC") and NASDAQ standards for independence, Don E. Bower, John L. Coates (retired September 2006), Dudley P. Cooley, and Jerome F. Fabian meet the standards for independence. Only independent directors serve on our Audit Committee.

     In determining the directors' independence, the Board of Directors considered loan transactions between the bank and the directors, their family members and businesses with whom they are associated, as well as any contributions made to non profit organizations with whom they are associated.


                          CODE OF ETHICS

     As required by law and regulation, in 2003 we adopted our Code of Ethics to be applicable to our Directors and Senior
Officers. The Code of Ethics is posted on our website at www.firstkeystonecorporation.com, which we filed with the SEC as exhibit 14 on Form 8-K on January 11, 2007.


               COMMITTEES OF THE BOARD OF DIRECTORS

     The corporation's board of directors has, at present, an audit committee.

 AUDIT COMMITTEE.  Members of the Audit Committee, during
2006, were Dudley P. Cooley, Chairman, Don E. Bower, John L. Coates (retired September 2006) and Jerome F. Fabian, each of whom the Board of Directors has determined satisfies the independence and audit committee qualification standards. The Audit Committee met 4 times during 2006. The principal duties of the Audit Committee, is set forth in its charter which is available on our website at www.firstkeystonecorporation.com.
The duties include reviewing significant audit and accounting principles, policies and practices, reviewing performance of internal auditing procedures, reviewing reports of examination received from regulatory authorities, and recommending annually, to the Board of Directors the engagement of an independent certified public accountant.

     The Board of Directors has determined that Dudley P. Cooley is an "audit committee financial expert" and "independent" as defined under applicable SEC and NASDAQ rules. The Board deems Mr. Cooley a "financial expert" as he possess the following attributes:



                         Proxy Statement                Page 5

 *    An understanding of financial statements;
 * Proficiency in assessing the general utilization of such principles in connection with accounting for estimates, accruals and reserves;
 * Lengthy experience preparing, auditing, analyzing and evaluating financial statements;
 * Understanding of internal controls and procedures for financial reporting; and
 *    Understanding of audit committee functions.

     During 2006, the Corporation did not have formal nominating or compensation committees. The Board determined that it is appropriate for the Corporation not to have a nominating or compensation committee in view of the Corporation's relative size, stability of the Corporation's Board of Directors, and the historic involvement of the entire Board in the director selection process and in the compensation process. Because there is no formal nominating or compensation committee, the Corporation does not have a formal charter for such committees.


                      COMMITTEES OF THE BANK

     During 2006, the bank's board of directors maintained standing committees: trust, asset liability management, marketing, loan administration, human resources, building and executive. The composition of these committees is described below:




                                                     Asset/
                                                  Liability
Name                                  Trust        Management   Marketing
____                                  _____        __________     ________
John E. Arndt                         X                           X
J. Gerald Bazewicz                    X            X              X
Don E. Bower                                                      X
Robert E. Bull                                     X              X
Dudley P. Cooley                                   X
Jerome F. Fabian                                                  X*
Robert J. Wise                        X*                          X

Number of Meetings
Held in 2006                          12           4              4



                                       Loan                        Human
Name                               Administration                Resources
____                              _____________                  ________
John E. Arndt                                                     X*
J. Gerald Bazewicz                    X                           X
Don E. Bower                          X                           X
Robert E. Bull                                                    X
Dudley P. Cooley                      X
Jerome F. Fabian                      X                           X
Robert J. Wise                        X                           X

Number of Meetings
Held in 2006                          4                           1



Name                                Executive        Building
____                                _________        ________
John E. Arndt
J. Gerald Bazewicz                    X             X
Don E. Bower                                        X
Robert E. Bull                        X*            X
Dudley P. Cooley
Jerome F. Fabian                                    X
Robert J. Wise                        X             X*

Number of Meetings
Held in 2006                          0             0

*Denotes Chairman of Respective Committee

Messrs. Robert A. Bull and David R. Saracino were appointed to the Board of Directors in December 2006 and therefore, did not serve on any standing committees in 2006.


     TRUST COMMITTEE - This committee ensures that all trust activities of the bank are performed in a manner that is consistent with the legal instrument governing the account, prudent trust administration practices, and approved trust policy.

     ASSET/LIABILITY COMMITTEE - This committee reviews asset/liability committee reports and provides support and discretion in managing the bank's net interest income, liquidity, and interest rate sensitivity positions.



Page 6                   First Keystone Corporation

     MARKETING COMMITTEE - This committee provides guidance to management in formulating marketing/sales plans and programs to assist in evaluating the performance of the bank relative to these plans.

     LOAN ADMINISTRATION COMMITTEE - This committee monitors loan review and compliance activities. Also, the committee ensures that loans are made and administered in accordance with the loan policy.

     HUMAN RESOURCES COMMITTEE - This committee helps ensure that a sound human resources management system is developed and maintained. This committee acts as the Compensation Committee for the corporation and determines compensation for non executive officers and employees. The entire Board of Directors also acts as the Compensation Committee for the corporation and determines compensation for the executive officers.

     EXECUTIVE COMMITTEE - This committee exercises the authority of the Board of Directors in the management of the business of the bank between the dates of regular Board of Directors meetings.

     BUILDING COMMITTEE - This committee makes recommendations to the Board relating to the bank's physical assets, including both current and proposed physical assets.

BOARD MEETINGS AND ATTENDANCE
_____________________________

     The members of the Board of Directors of the corporation also serve as members of the Board of Directors of The First National Bank of Berwick. During 2006, the corporation's Board of Directors held 14 meetings. Each of the directors attended at least 75% of the combined total number of meetings of the corporation's Board of Directors and the committees of which he is a member. Although there is no formal policy, all directors are expected to attend the Annual Meeting of Shareholders. All directors attended the 2006 Annual Meeting of Shareholders.

SHAREHOLDER COMMUNICATIONS
__________________________

     The Board of Directors does not have a formal process for shareholders to send communications to the Board. Due to the infrequency of shareholder communications to the Board of Directors, the Board does not believe that a formal process is necessary.

SHAREHOLDER PROPOSALS AND NOMINATIONS
_____________________________________

     If a shareholder wants us to include a proposal in our proxy statement for presentation at our 2008 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 111 West Front Street, Berwick, Pennsylvania 18603, no later than November 17, 2007. Any proposal must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company sponsored proxy materials. If a shareholder proposal is submitted to the company after November 17, 2007, it is considered untimely; and, although the proposal may be considered at the annual meeting, the company is not obligated to include it in the 2008 Proxy Statement.

     The corporation's Board of Directors nominates individuals for the position of director. Neither the corporation nor the bank has a nominating committee. In addition, a shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of the corporation in accordance with
Section 10.1 of the corporation's bylaws. Any shareholder who intends to recommend nomination of any candidate



                         Proxy Statement                Page 7
for election to the Board of Directors must notify the Secretary of the corporation in writing not less than 45 days prior to the date of any meeting of shareholders called for the election of directors and must provide the specific information listed in
Section 10.1 of the bylaws. You may obtain a copy of the corporation's bylaws by writing to John E. Arndt, Secretary, First Keystone Corporation, 111 West Front Street, Berwick, Pennsylvania 18603.


          PROPOSAL NO. 1: ELECTION OF CLASS B DIRECTORS

     The corporation's bylaws provide that its Board of Directors will manage the corporation's business. Sections 10.2 and 10.3 of the bylaws provide that the number of directors on the Board will not be less than 7 nor more than 25 and that the Board of Directors will be classified into 3 classes, each class to be elected for a term of 3 years. Within the foregoing limits, the Board of Directors may, from time to time, fix the number of directors and their classifications. No person over 70 years old may serve as director with the exception of Messrs. Bull and Wise. Section 11.1 of the bylaws require that a majority of the remaining members of the Board of Directors, even if less than a quorum, will select and appoint directors to fill vacancies on the Board, and each person so appointed will serve as director until the expiration of the term of office of the class of directors to which he or she was appointed.

     Section 10.3 of the bylaws provide for a classified Board of Directors with staggered three year terms of office.
Accordingly, at the 2007 Annual Meeting of Shareholders, 3 Class B Directors will be elected to serve for a three year term and until their successors are properly elected and qualified. The Board of Directors of the corporation has nominated the current Class B Directors to serve as Class B Directors for the next three year term of office. The nominees for reelection this year are as follows:

       *   John E. Arndt, director since 1995;
       *   J. Gerald Bazewicz, director since 1986; and
       *   Robert E. Bull, director since 1983

     Each nominee has consented to serve a three year term of office and until his successor is elected and qualified.

     Unless otherwise instructed, the proxy holders will vote the proxies for the election of these 3 nominees. If any nominee should become unavailable for any reason, proxies will be voted in favor of a substitute nominee named by the Board of Directors of the corporation. A majority of the directors of the corporation, in office, may appoint a new director to fill any vacancy occurring on the Board for any reason, and the new director will serve until the expiration of the term of the class of directors to which he or she was appointed.

     The corporation's Articles of Incorporation provide that cumulative voting rights will not exist with respect to the election of directors. Accordingly, each share of common stock entitles its owner to cast one vote for each nominee. For example, if a shareholder owns 10 shares of common stock, he or she may cast up to 10 votes for each director to be elected.

     The Board of Directors recommends that shareholders vote FOR the election of the above named nominees.

INFORMATION AS TO DIRECTORS AND NOMINEES
________________________________________

     The following selected biographical information about the directors and nominees for director is accurate as of March 6, 2007, and includes each person's business experience for at least the past 5 years.



Page 8                   First Keystone Corporation

       CURRENT CLASS B DIRECTORS WHOSE TERM EXPIRES IN 2007
 AND NOMINEES FOR CLASS B DIRECTOR WHOSE TERM WILL EXPIRE IN 2010

John E. Arndt             Mr. Arndt (age 45), is an insurance
                          broker and the owner of Arndt Insurance
                          Agency in Berwick, Pennsylvania.  He
                          has served as a director of the
                          corporation and the bank since 1995.

J. Gerald Bazewicz        Mr. Bazewicz (age 58), serves as the
                          President and Chief Executive Officer
                          of the corporation and the bank, a
                          position he has held since 1987.  He
                          has served as a director of the
                          corporation and the bank since 1986.

Robert E. Bull <F1>       Mr. Bull (age 84), now retired,
                          practiced as an attorney at the law
                          firm Bull, Bull & Knecht, LLP, of which
                          he remains a partner.  He has been the
                          Chairman of the Board of the
                          corporation since 1983 and of the bank
                          since 1981.  He has served as a
                          director of the corporation since 1983
                          and of the bank since 1956.


           CLASS C DIRECTORS WHOSE TERM EXPIRES IN 2008

Don E. Bower              Mr. Bower (age 58), is the President
                          and owner of Don E. Bower, Inc., an
                          excavation contracting corporation
                          located in Berwick, Pennsylvania.  He
                          has been a director of the corporation
                          and the bank since 2001.

Robert A. Bull <F1>       Mr. Bull (age 54), is an attorney at
                          the law firm Bull, Bull, & Knecht, LLP.
                          Mr. Bull has been a director of the
                          corporation and the bank since 2006.

Dudley P. Cooley          Mr. Cooley (age 68), is a financial
                          consultant and the former controller
                          for Wise Foods, a division of Borden,
                          Inc.  He has been a director of the
                          corporation and the bank since 1987.


           CLASS A DIRECTORS WHOSE TERM EXPIRES IN 2009

Jerome F. Fabian          Mr. Fabian (age 64), is the President
                          and owner of Tile Distributors of
                          America, Inc., located in Wilkes Barre,
                          Pennsylvania.  He has served as a
                          director of the corporation and the
                          bank since 1998.

David R. Saracino         Mr. Saracino (age 62), is the former
                          Vice President, Cashier, and Chief
                          Financial Officer of The First National
                          Bank of Berwick.  Mr. Saracino has
                          served as a director of the corporation
                          and the bank since 2006.

Robert J. Wise            Mr. Wise (age 77), now retired, has
                          served as a director of the corporation
                          since 1983 and of the bank since 1967.
                          Mr. Wise is also the Vice Chairman of
                          the Board of the corporation and the
                          bank, a position he has held since
                          1996.


<F1>
Robert E. Bull is the father of Robert A. Bull.




                         Proxy Statement                Page 9

                         SHARE OWNERSHIP

PRINCIPAL OWNERS
________________

     The following table sets forth, as of March 6, 2007, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5% of the corporation's outstanding common stock, the number of shares beneficially owned by the person and the percentage of the corporation's outstanding common stock so owned.

________________________________________________________________________
                                       Amount and             Percent of
                                      Nature of              Outstanding
                                       Beneficial            Common Stock
    Name and Address                Ownership <F1>       Beneficially Owned
________________________________________________________________________
Berbank                          552,257 <F2>                12.22%
First National Bank of
Berwick Trust Department
111 West Front Street
Berwick, PA 18603

Robert E. Bull                   227,651 <F3>                5.04%
323 West Fourth Street
Nescopeck, PA  18635
______________________

<F1>
The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after March 6, 2007. Beneficial ownership may be disclaimed as to certain of the securities.

<F2>
Nominee registration for the common stock held by the Trust Department of the bank on behalf of various trusts, estates and other accounts for which the bank acts as fiduciary with sole voting and dispositive power over 468,351 shares and as fiduciary with shared voting and dispositive power over 83,906 shares. Total does not include 93,236 shares held by the Trust Department of the bank for which the bank does not have sole or shared voting or dispositive power. The Trust Department intends to cast all shares under its voting power for the election of the nominees for director named below and for the ratification of J. H. Williams & Co., LLP, independent auditors of the corporation.

<F3>
Includes 139,945 shares held individually by Mr. Bull, 4,036 shares held by Bull, Bull & Knecht, LLP, a law firm of which Mr. Bull is a partner, and 83,670 shares held by the Sara E. Bull Decedent Estate Trust of which Mr. Bull is the trustee.



BENEFICIAL OWNERSHIP BY OFFICERS, DIRECTORS AND NOMINEES
________________________________________________________

     The following table sets forth, as of March 6, 2007, the amount and percentage of the outstanding common stock beneficially owned by each director, nominee for director, and other named executive officer of the corporation. The table also indicates the total number of shares owned by all directors, nominees for director, and executive officers of the corporation and the bank as a group. A person owns his shares directly as an individual unless otherwise indicated.



Page 10                  First Keystone Corporation


                                             Number of
        Name                               Shares Owned           Percentage
                                             <F1> <F2>             <F3>
        ____                               _____________           _______
Nominee for Class B Directors
(to serve until 2010)
And Class B Director
____________________
John E. Arndt                              8,187 <F4>            --
J. Gerald Bazewicz                        40,991 <F5>            --
Robert E. Bull                           227,651 <F6>            5.04%


Class C Director
(to serve until 2008)
_____________________
Don E. Bower                              34,086                 --
Robert A. Bull                            63,130 <F7>            1.40%
Dudley P. Cooley                           7,097                 --


Class A Director
(to serve until 2009)
_____________________
Jerome F. Fabian                          34,368 <F8>            --
David R. Saracino                         12,010                 --
Robert J. Wise                           203,690 <F9>            4.51%


Other Named Executive Officer
_____________________________
Matthew P. Prosseda                          788 <F10>           --
Diane C. Rosler                            3,425 <F11>                --

All Directors and Executive
Officers as a Group
(13 Persons in Total)                    645,067                 14.27%
______________________

<F1>
The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after March 6, 2007. Beneficial ownership may be disclaimed as to certain of the securities.

<F2>
Information furnished by the directors and the corporation.

<F3>
Less than 1% unless otherwise indicated.

<F4>
Includes 7,082 shares held individually by Mr. Arndt, and 1,105 shares held individually by his spouse.

<F5>
Includes 18,464 shares held individually by Mr. Bazewicz, 6,705 shares held in his bank 401(k) plan, 5,326 shares held jointly with his spouse, 784 shares held individually by his spouse, and 9,712 shares which may be purchased upon the exercise of stock options.

<F6>
Includes 139,945 shares held individually by Mr. R.E. Bull, 4,036 shares held by Bull, Bull & Knecht, LLP, a law firm of which Mr. Bull is a partner, and 83,670 shares held by the Sara E. Bull Decedent Estate Trust of which Mr. Bull is the trustee.



                             Proxy Statement                Page 11



<F7>
Includes 20,873 shares held individually by Mr. R.A. Bull, 4,036 shares held by Bull, Bull & Knecht, LLP, a law firm of which Mr. Bull is a partner, 23,701 shares held jointly with his spouse, 4,608 shares held individually by his spouse, and 9,912 shares held by his child.

<F8>
Includes 5,867 shares held individually by Mr. Fabian, 13,027 shares by the Jerome F. Fabian Trust Under Agreement for which Mr. Fabian exercises dispositive power, and 15,474 shares held jointly with his spouse.

<F9>
Includes 78,750 shares held individually by Mr. Wise, 46,190 shares held jointly with his spouse, and 78,750 shares held individually by his spouse.

<F10>
Includes 263 shares held individually by Mr. Prosseda and 525 shares which may be purchased upon the exercise of stock options.

<F11>
Includes 615 shares held in her bank 401(k) plan and 2,810 shares which may be purchased upon the exercise of stock options.




                       DIRECTORS' COMPENSATION TABLE


                                         FEES EARNED
                                           OR PAID
                                           IN CASH             STOCK
NAME                                         ($)              AWARDS
____                                       _______            ______
John Arndt                                 25,050.00        ---
Budd L. Beyer                              14,200.00        ---
Don E. Bower                               23,000.00        ---
Robert A. Bull                              1,200.00        ---
Robert E. Bull                             26,400.00        ---
John L. Coates                             16,369.50        ---
Dudley P. Cooley                           23,300.00        ---
Frederick E. Crispin, Jr.                  24,200.00        ---
Jerome F. Fabian                           23,300.00        ---
Robert J. Wise                             24,050.00        ---



                                                             NON-EQUITY
                                           OPTION          INCENTIVE PLAN
NAME                                       AWARDS           COMPENSATION
____                                       ______           ____________
John Arndt                               ---                ---
Budd L. Beyer                            ---                ---
Don E. Bower                             ---                ---
Robert A. Bull                           ---                ---
Robert E. Bull                           ---                ---
John L. Coates                           ---                ---
Dudley P. Cooley                         ---                ---
Frederick E. Crispin, Jr.                ---                ---
Jerome F. Fabian                         ---                ---
Robert J. Wise                           ---                ---



                                      CHANGE IN PENSION
                                          VALUE AND
                                        NON-QUALIFIED
                                          DEFERRED           ALL OTHER
                                        COMPENSATION       COMPENSATION
NAME                                      EARNINGS              ($)
____                                      ________         ____________
John Arndt                               ---                ---
Budd L. Beyer                            ---                ---
Don E. Bower                             ---                ---
Robert A. Bull                           ---                ---
Robert E. Bull                           ---                ---
John L. Coates                           ---                ---
Dudley P. Cooley                         ---                ---
Frederick E. Crispin, Jr.                ---                ---
Jerome F. Fabian                         ---                ---
Robert J. Wise                           ---                ---



                                            TOTAL
                                             ($)
                                            _____

John Arndt                                  25,050.00
Budd L. Beyer                               14,200.00
Don E. Bower                                23,000.00
Robert A. Bull                               1,200.00
Robert E. Bull                              26,400.00
John L. Coates                              16,369.50
Dudley P. Cooley                            23,300.00
Frederick E. Crispin, Jr.                   24,200.00
Jerome F. Fabian                            23,300.00
Robert J. Wise                              24,050.00



Page 12                  First Keystone Corporation

COMPENSATION OF DIRECTORS
_________________________

     During 2006, each member of the corporation's Board of Directors received $600 for his attendance at the Annual Meeting. Other corporate Board meetings met concurrently with the bank's Board, and directors received no additional compensation. The bank's directors received $600 for each directors' meeting attended. Non employee directors received a $5,000 retainer and $300 for each committee meeting attended. In addition, Chairman Bull received an annual stipend of $1,000, and Vice Chairman Wise and Secretary Coates each received an annual stipend of $750. In the aggregate, the Board of Directors received $217,569 for all Board of Directors' meetings and committee meetings attended in 2006, including all fees, and stipends paid to all directors in 2006.


                  REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the corporation's financial reporting process on behalf of the Board of Directors. In that connection, the committee, along with the Board of Directors, has formally adopted an audit committee charter setting forth its responsibilities.

     Management has the primary responsibility for the financial statements and the reporting process including the systems of internal control. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the corporation's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the corporation including the matters in written disclosures required by the Independence Standards Board and considered the compatibility of non audit services with the auditors' independence.

     The committee discussed the overall scope and plans for their audits with the corporation's internal and independent auditors. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the corporation's internal controls and the overall quality of the corporation's financial reporting. The corporation believes that it has established appropriate policies and procedures to comply with requirements of the Sarbanes-Oxley Act of 2002. The committee held 4 meetings during fiscal year 2006 in addition to reviewing the quarterly results with the financial auditors prior to press release.

     In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission. The committee and the Board of Directors have also approved the selection of the corporation's independent auditors for 2007.

     With respect to the corporation's outside auditors, the committee, among other things, discussed with J.H. Williams & Co., LLP matters relating to its independence, including the written disclosures made to the Committee by the outside auditors and the letter from the outside auditors as required by the Independence Standards Board No. 1 (Independence Discussions with Audit Committees).



                         Proxy Statement                Page 13

     Aggregate fees billed to the corporation and the bank by J.
H. Williams & Co., LLP for services rendered during the years ended December 31, 2006 and 2005 were as follows:


                                       Year Ended December 31,
                                     2006                  2005
                                     ____                  ____
Audit fees <F1>                          $81,800             $79,000
Audit related fees <F2>                        0                   0
Tax fees <F3>                              6,200               6,000
All other fees <F4>                            0                   0
                                         _______             _______
     Total                               $88,000             $85,000
                                         =======             =======

__________________

<F1>
Audit Fees include fees billed for profession services rendered for the audit of annual financial statement and fees billed for the review of financial statements included in First Keystone Corporation's Forms 10Q or services that are normally provided by
J. H. Williams & Co., LLP in connection with statutory and regulatory filings or engagements.

<F2>
Audit Related Fees include fees reasonably related to the audit services provided by J. H. Williams & Co, LLP but not reported under Audit Fees.

<F3>
Tax Fees include fees billed for professional services rendered by J. H. Williams & Co., LLP for tax compliance, tax advice, tax planning. These services include preparation of Federal and State Annual Tax Returns for the Corporation.

<F4>
All Other Fees include fees billed for products and services provided by J. H. Williams & Co., LLP, other than the services reported under the Audit Fees, Audit Related Fees, or Tax Fees.



Audit Committee Pre-Approval of Audit and Permissible
Non-Audit Services of Independent Auditor
_________________________________________

     The Audit Committee pre approves all audit and permissible non audit services provided by the independent auditors. These services may include audit services, audit related services, tax services, and other services. The Audit Committee has adopted a policy for the pre approval of services provided by the independent auditors. Under the policy, pre approval is generally provided for up to one year and any pre approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre approve particular services on a case by case basis. For each proposed service, the independent auditor is required to provide a detailed engagement letter.

     The committee is comprised of 4 directors, all of whom are considered "independent" as defined by the NASDAQ listing standards. The Board of Directors has determined that no member of the committee has a relationship with the corporation that should interfere with his independence from the corporation or its management.

     The foregoing report has been furnished by the current members of the committee.


                  MEMBERS OF THE AUDIT COMMITTEE
                  ______________________________

                   Dudley P. Cooley, Chairman
                   Don E. Bower
                   John L. Coates
                   Jerome F. Fabian



Page 14                  First Keystone Corporation

EXECUTIVE COMPENSATION
______________________

     The table below shows information concerning the annual and long term compensation for services rendered in all capacities to the corporation and the bank for the fiscal year ended December
31, 2006 of those persons who were:

 *    all individuals who served as the Principal
      Executive Officer and Principal Financial Officer during 2006, and
 * the other 3 most highly compensated executive officers of the corporation and the bank at December 31, 2006 whose total compensation exceeded $100,000.



                        SUMMARY COMPENSATION TABLE


NAME AND
PRINCIPAL                                                       SALARY
POSITION                                       YEAR              ($)
________                                       ____              ______
J. Gerald Bazewicz
Principal Executive Officer                  2006           186,000

Diane C. Rosler
Principal Financial Officer                  2006            47,115 <F2>

David R. Saracino
Chief Financial Officer                      2006            41,885

Matthew P. Prosseda
Executive Vice President                     2006           140,000



NAME AND                                                         STOCK
PRINCIPAL                                      BONUS             AWARDS
POSITION                                         ($)               ($)
________                                        _____             ______
J. Gerald Bazewicz
Principal Executive Officer                   ---               ---

Diane C. Rosler
Principal Financial Officer                   ---               ---

David R. Saracino
Chief Financial Officer                       ---               ---

Matthew P. Prosseda
Executive Vice President                      ---               ---



                                                               CHANGE IN
                                                                PENSION
                                                               VALUE AND
                                                               NONQUALIFIED
                                                                 DEFERRED
NAME AND                                       OPTION          COMPENSATION
PRINCIPAL                                       AWARDS          EARNINGS
POSITION                                         ($)               ($)
________                                       ______            ________
J. Gerald Bazewicz
Principal Executive Officer                  ---              73,541

Diane C. Rosler
Principal Financial Officer                  ---              ---

David R. Saracino
Chief Financial Officer                      ---              ---

Matthew P. Prosseda
Executive Vice President                     ---              ---



NAME AND                                      ALL OTHER
PRINCIPAL                                    COMPENSATION        TOTAL
POSITION                                         ($)               ($)
________                                       ____               ______
J. Gerald Bazewicz
Principal Executive Officer                  34,065 <F1>      293,606

Diane C. Rosler
Principal Financial Officer                   4,829            51,944

David R. Saracino
Chief Financial Officer                      23,861 <F3>       75,746

Matthew P. Prosseda
Executive Vice President                     14,350 <F4>      154,350
______________________

<F1>
Amounts shown for Mr. Bazewicz include $15,000 in Director fees, $5,580 401(k) matching contribution and $13,485 401(k) profit sharing award.

<F2>
Assumed duties of PFO after March 31, 2006 retirement of David R.
Saracino, CFO.

<F3>
Amounts shown for Mr. Saracino include Director fees of $1,500, consultant fees of $1,900 and SERP payments of $20,461.

<F4>
Amounts shown for Mr. Prosseda include $4,200 401(k) matching contribution and $10,150 401(k) profit sharing award.



                         Proxy Statement                Page 15

STOCK OPTION GRANTS IN FISCAL YEAR 2006
_______________________________________

     The corporation granted no stock options to executive officers and other employees during fiscal year ended December
31, 2006.

AGGREGATED OPTION EXERCISES IN 2006 YEAR-END OPTION VALUES
__________________________________________________________

     The following table shows information about all exercises of stock options by the named officer under the 1998 Stock Incentive Plan. The options and information shown on the table have been adjusted to reflect a 5% stock dividend paid December 5, 2006.


              OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006

                                                       OPTION AWARDS
                                                  _______________________

                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNRESTRICTED
                                                        OPTIONS (#)
NAME                                                    EXERCISABLE
____                                                    ___________
J. Gerald Bazewicz                                      3,307
Principal Executive Officer                             2,205
                                                        3,150
                                                        1,050

Diane C. Rosler                                           412
Principal Financial Officer                               412
                                                          412
                                                          787
                                                          787

David R. Saracino                                         ---
Chief Financial Officer

Matthew P. Prosseda                                       525
Executive Vice President



                                                       OPTION AWARDS
                                                  _______________________

                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNRESTRICTED
                                                        OPTIONS (#)
NAME                                                   UNEXERCISABLE
____                                                   _____________
J. Gerald Bazewicz                                      ---
Principal Executive Officer

Diane C. Rosler                                         ---
Principal Financial Officer

David R. Saracino                                       ---
Chief Financial Officer

Matthew P. Prosseda                                     ---
Executive Vice President



                                                       OPTION AWARDS
                                                  _______________________

                                                     EQUITY INCENTIVE
                                                       PLAN AWARDS:
                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNRESTRICTED
NAME                                               UNEARNED OPTIONS (#)
____                                                   _____________
J. Gerald Bazewicz                                      ---
Principal Executive Officer

Diane C. Rosler                                         ---
Principal Financial Officer

David R. Saracino                                       ---
Chief Financial Officer

Matthew P. Prosseda                                     ---
Executive Vice President



                                                       OPTION AWARDS
                                                  _______________________

                                                      OPTION EXERCISE
NAME                                                     PRICE ($)
____                                                     _________
J. Gerald Bazewicz                                      20.26
Principal Executive Officer                             15.88
                                                        21.11
                                                        20.95

Diane C. Rosler                                         20.26
Principal Financial Officer                             15.88
                                                        10.28
                                                        15.08
                                                        21.11

David R. Saracino                                       ---
Chief Financial Officer

Matthew P. Prosseda                                     20.95
Executive Vice President



                                                       OPTION AWARDS
                                                  _______________________

NAME                                              OPTION EXPIRATION DATE
____                                              ______________________
J. Gerald Bazewicz                                      9/22/08
Principal Executive Officer                             9/28/09
                                                        9/23/13
                                                        9/27/15

Diane C. Rosler                                         9/22/08
Principal Financial Officer                             9/28/09
                                                        9/26/10
                                                        9/24/12
                                                        9/23/13

David R. Saracino                                       ---
Chief Financial Officer

Matthew P. Prosseda                                     9/27/15
Executive Vice President



Page 16                  First Keystone Corporation


                       OPTIONS EXERCISED DURING 2006


                                                    OPTION AWARDS
                                            ____________________________

                                              NUMBER
                                             OF SHARES            VALUE
                                             ACQUIRED            REALIZED
                                            ON EXERCISE       ON EXERCISE
                                                (#)               ($)
                                            ___________        ____________
J. Gerald Bazewicz                         1,050                3,549
Principal Executive Officer

Diane C. Rosler                             ---                 ---
Principal Financial Officer

David R. Saracino                          3,075               10,116
Chief Executive Offier

Matthew P. Prosseda                         ---                 ---
Executive Vice President



EQUITY COMPENSATION PLAN INFORMATION
____________________________________

     The following table provides information about our shares of common stock that may be issued under our existing equity compensation plans as of December 31, 2006.


                                                           Number of
                                                         Securities to
                                                           Be Issued
                                                         Upon Exercise
                                                        of Outstanding
                                                            Options
                                                            (A) (#)
                                                        ______________
Equity Compensation Plans
Approved by Stockholders                              51,383 <F1>


                                                              Number of
                                                             Securities
                                                              Remaining
                                                              Available
                                                             For Future
                                                              Issuance
                                           Weighted          Under Equity
                                          Average          Compensation
                                           Exercise       Plans Excluding
                                           Price Of           Securities
                                        Outstanding          Reflected In
                                          Options             Column (A)
                                          (B) ($)             (C) (#)
                                           ______           ___________
Equity Compensation Plans
Approved by Stockholders               $19.03              80,604
___________________

<F1>
Includes shares issued under the corporation's 1998 Stock Incentive
Plan.



     The shares authorized and awarded under this plan have been adjusted to reflect a 5% stock dividend paid by the corporation on December 5, 2006. The corporation has no plans, contracts or arrangements under which the corporation's common stock may be issued to employees or non employees that have not been approved by shareholders.

401(K) PLAN
___________

     The bank maintains a 401(k) Plan which has a combined tax qualified savings feature and profit sharing feature. The plan provides benefits to employees who have completed at least one year of service and are at least 21 years of age. The plan agreement provides that the bank will match



                         Proxy Statement                Page 17
employee deferrals to the plan up to 3% of their respective eligible compensations. Additionally, the bank may make a discretionary profit sharing contribution annually to the plan. Contributions made by the bank to the plan are allocated to participants in the same portions that each participant's compensation bears to the aggregate compensation of all participants. Each participant in the plan is 100% vested at all times. Benefits are payable under the plan upon termination of employment, disability, death, or retirement.

     Of the $364,884 total expenses during 2006, $40,842 was credited among the individual accounts of the 3 most highly compensated executive officers of the bank. Of the $40,842, Mr. Bazewicz was credited with $19,065, Mr. Prosseda with $14,350, and Mr. Miller with $7,427. Mr. Bazewicz has been a member of the plan for 21 years, Mr. Prosseda for 1 year, and Mr. Miller for 21 years.

SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN AND CHANGE OF CONTROL
___________________________________________________________

     The corporation maintains a Supplemental Employee Retirement Plan ("SERP") with a change of control provision, covering its chief executive officer, J. Gerald Bazewicz. The SERP, which is a salary continuation agreement, provides that if the executive officer continues to serve as an officer of the bank until a stated retirement age of 60 years, the bank will pay 240 guaranteed consecutive monthly payments commencing on the first day of the month following the officer's 60th birthday and the termination of employment in the amounts indicated below.

     The established retirement benefit under the SERP for Mr. Bazewicz will be $3,750 per month and is not subject to change. If the executive officer attains their stated retirement age, but dies before receiving all of the guaranteed monthly payments, then the bank will make the remaining payments to the officer's beneficiary. In the event the officer dies while serving as an officer, prior to their stated retirement age, the bank will remit the guaranteed monthly payment to the officer's beneficiary commencing the month following the executive's death. In the event of a change of control and the termination of the officer's employment, the guaranteed monthly payments will commence the month following the executive's termination of service. Generally, no benefit will be paid if the executive officer voluntarily terminates employment prior to attaining the stated retirement age or is terminated for cause.

     The SERP allows the executive officers to achieve a retirement income percentage that is more consistent with their experience and years of service to the bank. The plan objective is to provide the executive officers with a final wage replacement ratio of approximately 75% of projected final salary including projected benefits from the bank 401(k), social security, and salary continuation provided through the agreement.

     Mr. Saracino, also covered by the SERP, elected to retire as of March 2006. Mr Saracino's payments commenced on April 1, 2006 and the established benefit was $2,273.50 per month.


                                                               NUMBER
                                                              OF YEARS
                                         PLAN                 CREDITED
NAME                                     NAME              SERVICE (#)
____                                     ____              ___________
J. Gerald Bazewicz                      SERP                 9
Chief Executive Officer

David R. Saracino                       SERP                 9
Chief Financial Officer



                                         PERCENT             PAYMENTS
                                        VALUE OF              DURING
                                       ACCUMULATED          LAST FISCAL
NAME                                   BENEFIT ($)           YEAR ($)
____                                   ___________           ________
J. Gerald Bazewicz                    401,878               ---
Chief Executive Officer

David R. Saracino                     333,587              20,461
Chief Financial Officer




Page 18                  First Keystone Corporation

OTHER EXECUTIVE BENEFITS
________________________

     The corporation maintains the First Keystone Corporation 1998 Stock Incentive Plan to advance the development, growth and financial condition of the corporation. Please refer to the description of the 1998 Stock Incentive Plan in the Compensation Discussion and Analysis beginning on page 20. The corporation also maintains a bonus program for employees and for senior management, which is also described in the Compensation Discussion and Analysis beginning on page 20.

RELATED PERSON TRANSACTIONS
___________________________

     In deciding whether to approve a related person transaction the following factors may be considered:

 * information about the goods or services proposed to be or being provided by or to the related party or the nature of the transactions;

 * the nature of the transactions and the costs to be incurred by the Corporation or payments to the Corporation;

 * an analysis of the costs and benefits associated with the transaction and a comparison of comparable or alternative goods or services that are available to the Corporation from unrelated partes; and

 * the business advantage the Corporation would gain by engaging in the transaction.

     To receive approval, the related person transaction must be on terms that are fair and reasonable to the Corporation, and that are as favorable to the Corporation as would be available from non related entities in comparable transactions.

     Other than described below, there have been no material transactions between the corporation or the bank, nor any material transactions proposed, with any director or executive officer of the corporation or the bank, or any associate of these persons. The law firm Bull, Bull & Knecht, LLP, of which Directors Robert E. Bull and Robert A. Bull, are partners, provided routine legal services to the bank according to the firm's normal fee schedule and billing rates, and the bank intends to continue to engage the firm's services in the future. The bank paid total fees of $23,414.63 to the law firm during 2006. In addition, the corporation and the bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of the corporation and the bank and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the corporation and the bank.

     Total loans outstanding from the corporation and the bank at December 31, 2006, to the corporation's and the bank's executive officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $2,846,746, or approximately 5.33% the total equity capital. Loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. All loans are current and being paid as agreed. The largest aggregate amount of indebtedness outstanding at any time during fiscal year 2006 to officers and directors of the corporation and the bank, and their affiliates as a group was $3,453,144. The aggregate amount of outstanding indebtedness as of the latest practicable date, March 1, 2007, to the above described group was $2,834,421.



                         Proxy Statement                Page 19

COMPENSATION DISCUSSION AND ANALYSIS

Introduction
____________

     The Board of Directors serves as the Compensation Committee for the Bank and develops the bank's and the corporation's executive compensation policy, with the guidance of the Human Resources Committee. The Human Resources Committee consists of independent directors and the Chief Executive Officer and helps ensure that a sound human resources management system is developed and maintained.

     Executive compensation includes base salary, cash bonuses, long term incentives, and health and welfare and pension plans. The basic mission of the corporation's executive compensation policy is to provide executives with a competitive compensation package that attracts and retains qualified executives while placing a portion of total pay at risk. At risk elements of compensation may have no value or may be worth less than the target value if goals are not met. At risk compensation includes all components of core compensation other than base salary, pension plans, and health and welfare benefits. Equity based compensation provides an incentive for the executives which are aligned with the interests of the shareholders.

     The compensation program is designed to reward the named executive officers based on their level of assigned management responsibilities, individual performance levels, and individual value in the job marketplace. The Chief Executive Officer's individual performance objectives are the same as the strategic and financial performance objectives of the bank as a whole. For other executives, individual performances objectives are set by the Chief Executive Officer and are reviewed by the Board of Directors.

     The executive compensation established by the Board of Directors is based upon its overall subjective assessment of the value of the services provided by each executive officer with consideration performance factors and peer group compensation information. The Board considers information provided by the Chief Executive Officer in determining the appropriate level of compensation for other executives, including the Chief Executive Officer's views on the appropriate levels of compensation for other named executive officers for the ensuing year. No executive officer other than the Chief Executive Officer attends those portions of the Board meetings during which the performance of the other named executive officers is evaluated or their compensation is being determined. For compensation provided to the Chief Executive Officer, the Board considers his performance, the results of management decisions made by him, and the earnings
of the organization.   The Chief Executive Officer is not present
during these discussions.

     The Board of Directors uses data from compensation surveys of the banking industry to assist in determining executive pay. The peer group of banks chosen by the Board of Directors for purposes of making a comparative analysis of executive compensation does not include all of the same banks incorporated in the peer group established to compare shareholder returns as indicated in the performance graph included in the Form 10K.

Base Salary
___________

     The Board of Directors determines base salary for the executive officers with guidance from the Human Resources Committee and from compensation surveys. For the base salary paid to executive officers other than the Chief Executive Officer, the Board of Directors considers information provided by the Chief Executive Officer as to each executive officer's level of individual performance, contribution to the organization, scope of responsibilities, salary history, and market levels.
For the base salary paid to the Chief Executive Officer, the Board of Directors, with the Chief Executive Officer not being present, considers his performance level, the results of management decisions made



Page 20                  First Keystone Corporation
by him, and the earnings of the organization. The Board of Directors considers the return on assets and return on equity when determining whether or not the Chief Executive Officer's base pay should be at the median, below the median, or above the median provided in the compensation surveys. No particular weight is assigned to any of the foregoing individual performance factors.

     Decisions regarding base salary are made without consideration of other forms of compensation provided. Bonuses and long term incentive awards are intended to provide additional incentive to the executives to achieve a higher level of success. Adjusting the base salary to correspond with the amount of the bonuses and long term incentive awards would defeat the purpose of having at risk compensation.

Cash Bonuses
____________

     The purpose of the Management Incentive Compensation Plan (the "Plan") is to provide incentives and awards to top management employees who, through high levels of performance, contribute to the success and profitability of the bank. The bonus plan serves as short term incentives that align executive pay with the annual performance of the corporation and is earned through the achievement of overall annual earnings objectives.
It aligns management's interests with those of the shareholders because, generally, the higher the net income for the year, the larger the bonuses paid to management. The Plan is also designed to support organizational objectives and financial goals, as defined by the bank's Strategic and Financial Plans, by making available additional, variable, and contingent incentive compensation.

     The Plan is based upon the achievement of a required budget net income figure before any incentive award "pool" is formed. The calculation of share of profits to be distributed to the Plan participants, and the incentive formulas, are constructed to provide awards that are consistent with achieved profitability levels. The incentive formulas insure a level of incentive award that will enable the bank to attract, retain, and motivate high quality management personnel and support continued growth and profitability.

     The Plan is also established to augment regular salary and benefits programs already in existence. It is not meant to be a substitute for salary increases, but as a supplement to salary, and, as stated earlier, as an incentive for performance that contributes to outstanding levels of achievement.

     A committee appointed by the Board recommends performance levels to the Board for final action. Plan participants who are members of that committee shall not be entitled to vote on matters relating to the eligibility for and/or determination of their own incentive compensation awards. The committee, in the exercise of its discretion with respect to the determination of the amount of the incentive plan pool for any given plan year, may take into account the presence or absence of nonrecurring or extraordinary items of income, gain, expense, or loss, and any and all factors that, in its sole discretion, may deem relevant. Extraordinary occurrences may be excluded when calculating performance results to insure that the best interests of the Bank are protected and are not brought into conflict with the best interest of plan participants.

     Participation in the Plan is limited to the executive management team. This management team includes the following functional job titles: Chief Executive Officer/President, Executive Vice President/Director of Lending, Vice President/Deposit/Operations Division Manager, Vice President/Technology Division Manager, and Trust Services Division Manager.



                         Proxy Statement                Page 21

Long Term Incentives
____________________

     Long term company performance is best achieved through an ownership culture that encourages long term performance through the use of stock based awards. The Board of Directors believes that stock option awards under the corporation's 1998 Stock Incentive Plan ("1998 Plan") provide a vehicle for long term incentive compensation through financial rewards dependent on future increases in the market value of the corporation's stock. The purpose of the 1998 Plan is to advance the development, growth and financial condition of the corporation and its subsidiaries by providing incentives through participation in the appreciation of capital stock of the corporation in order to secure, retain and motivate personnel responsible for the operation and management of the corporation and its subsidiaries. The 1998 Plan is designed to attract and retain individuals of outstanding ability as employees of the corporation and its subsidiaries, to encourage employees to acquire a proprietary interest in the corporation, to continue their employment with the corporation and its subsidiaries and to render superior performance during such employment. The 1998 Plan is administered by the board of directors. Persons eligible to receive awards under the 1998 Plan are those key officers and other management employees of the corporation and its subsidiaries as determined by the committee. Thus, executive officers are encouraged to manage the corporation with a view toward maximizing long term shareholder value.

     Under the 1998 Plan, the corporation makes grants of options to purchase shares of the corporation's common stock to employees, including executives, and the corporation has absolute power to determine what, to whom, when and under what facts and circumstances awards are made. The Board of Directors bases decisions relating to the awards on its overall subjective assessment of the value of the services provided by each executive officer with consideration to performance of the corporation and peer group compensation information. The options generally vest 6 months after issuance and expire ten years from the date of the grant. The options are awarded at the fair market value on the date of grant.

     The value realized by named executive officers from award grants in prior years is not taken into account in the process of setting compensation for the current year. We also do not maintain any equity or other security ownership guidelines or requirements.

401(k) Plan
___________

     The Board believes that it is essential for employees to save for retirement and as such has provided all employees a vehicle through which to do so. The Bank maintains a 401(k) plan, which has a combined tax qualified savings feature and profit sharing feature. The Plan provides benefits to employees who have completed at least one year of service and are at least 21 years of age. The Plan provides that the bank will match employee deferrals to the plan up to 3% of their respective eligible compensation. The bank may make a discretionary contribution annually to the plan. Contributions made by the bank to the plan are allocated to participants in the same portions that each participant's compensation bears to the aggregate compensation of all participants. Each participant in the plan is 100% vested at all times. As employees of the bank, the named executive officers are also eligible to participate in the 401(k) under the same terms and conditions as other employees.



Page 22                  First Keystone Corporation

Supplemental Employee Retirement Plan
_____________________________________

     The Supplemental Employee Retirement Plan ("SERP") rewards the executive officers for their long term contributions to the bank. To encourage the executives to continue their employment with the corporation, the Board believed it to be in the best interests of the corporation to enter into certain salary continuation agreements with the executives. The agreements were also established to reward the executives for past and future services to the corporation. The Board believes the income benefit amounts are reasonable and consistent with the compensation standards of Section 39 of the Federal Deposit Insurance Company Improvement Act of 1991 and the related implementing regulations.

     The corporation maintains a SERP for which Mr. Bazewicz participates. The SERP provides that if the executive officer continues to serve as an officer of the bank until a stated retirement age of 60 years, the bank will pay 240 guaranteed consecutive monthly payments commencing on the first day of the month following the officer's 60th birthday and the termination of employment in the amounts indicated in this proxy. Generally, no benefit will be paid if the executive officer voluntarily terminates employment prior to attaining the stated retirement age.

     The Board has also determined that it is in the best interests of the corporation to finance the SERP benefits by purchasing life insurance on the life of certain executives. The Board selected Bank Compensation Strategies Group, a benefits consulting firm endorsed by the American Banking Association and many other state bank associations to calculate cost projections and choose life insurance appropriate to finance the obligations.


Health and Welfare Plans
________________________

     Health and welfare plans are not tied to corporation or individual performance. The costs of providing such benefits to all employees are not taken into account when determining specific salaries of the named executives and is seen as a cost of doing business.

     Group life insurance, group disability, vision benefits, and health insurance are available to all employees, as well is an IRS 125 plan. Such plans are standard in the industry and in the geographic area for all industries and necessary to compete for talented employees at all levels of the corporation. Named executives participate in these plans under the same terms and conditions as other employees.

     Health insurance premiums are partially paid by employees through payroll deductions for the employee share of the health care cost.

COMPENSATION COMMITTEE REPORT
_____________________________

     The Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with management, and based on the review and discussions, the Board of Directors concluded that the Compensation Discussion and Analysis be included in the corporation's proxy statement.


                        BOARD OF DIRECTORS


Robert E. Bull, Chairman                   Robert A. Bull
Robert J. Wise, Vice Chairman              Dudley P. Cooley
J. Gerald Bazewicz, President              Jerome F. Fabian
John E. Arndt, Secretary                   David R. Saracino
Don E. Bower



                         Proxy Statement                Page 23

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
___________________________________________________________

     The Board of Directors, which includes J. Gerald Bazewicz, Chief Executive Officer, functions as the Compensation Committee. For compensation paid to executive officers other than the Chief Executive Officer, the Board of Directors considers information provided by the Chief Executive Officer. For compensation paid to the Chief Executive Officer, the Board of Directors, with Mr. Bazewicz not being present, determines his compensation, as outlined above under "Base Salary".


        PRINCIPAL OFFICERS OF THE BANK AND THE CORPORATION

     The following table presents selected information as of March 6, 2007, about the executive officers of the bank and corporation, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of
Directors:

                                  Age as of
                                    March 6,           Office and Position
     Name                            2007                with the Bank
     ____                          _______             ___________________
Robert E. Bull                     84               Chairman of the Board

Robert J. Wise                     77               Vice Chairman
                                                     of the Board

J. Gerald Bazewicz                 58               President and CEO

John E. Arndt                      45               Secretary

Matthew P. Prosseda <F1>           45               Executive Vice
                                                    President and
                                                    Assistant Secretary



                                  Age as of
                                    March 6,           Office and Position
     Name                            2007              with the Corporation
     ____                            ____             ___________________
Robert E. Bull                     84               Chairman of the Board

Robert J. Wise                     77               Vice Chairman
                                                    of the Board

J. Gerald Bazewicz                 58               President and CEO

John E. Arndt                      45               Secretary

Matthew P. Prosseda <F1>           45               Treasurer and
                                                    Assistant Secretary

______________________

<F1>
Mr. Prosseda is the Director of Lending. Prior to his employment with the Bank in March 2005, Mr. Prosseda served as Executive Vice President and Director of Lending at Citizens & Northern Bank.



                        LEGAL PROCEEDINGS

     In the opinion of the management of First Keystone Corporation and its banking subsidiary, there are no proceedings pending to which the corporation or its banking subsidiary is a party to, or which their property is subject, which, if determined adversely to the corporation or the bank, would have a material effect on their undivided profits or financial condition. There are no proceedings pending other than routine litigation incident to the business of the corporation and its banking subsidiary. In addition, to the Board's knowledge, no government authorities have initiated, threatened to initiate, or contemplated any material proceedings against First Keystone Corporation or its banking subsidiary.



Page 24                  First Keystone Corporation

       PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed J. H. Williams & Co., LLP, Certified Public Accountants, located at 270 Pierce Street, Kingston, Pennsylvania 18704, as the corporation's independent auditors for its 2007 fiscal year. The Board proposes that shareholders ratify this selection. J. H. Williams & Co., LLP, has advised the corporation that none of its members has any financial interest in the corporation. Ratification of J. H. Williams & Co., LLP, will require the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting by shareholders entitled to vote. J. H. Williams & Co., LLP served as the corporation's independent auditors for the 2006 fiscal year, assisted the corporation and the bank with preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging the bank for services at its customary hourly billing rates. The corporation's and the bank's Board of Directors approved these non-audit services after due consideration of the accountants' objectivity and after finding them to be wholly independent.

     Representatives of J. H. Williams & Co., LLP, will attend the Annual Meeting of Shareholders, will have the opportunity to make a statement and are expected to be available to respond to any questions. In the event that the shareholders do not ratify the selection of J. H. Williams & Co, LLP, as the corporation's independent auditors for the 2007 fiscal year, another accounting firm may be chosen to provide independent audit services for the 2007 fiscal year.

     The Board of Directors recommends that the shareholders vote
FOR the ratification of the selection of J. H. Williams & Co., LLP, as the independent auditors for the corporation for the year ending December 31, 2007.


     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and shareholders who own more than 10% of the Corporation's outstanding equity stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Corporation with the Securities and Exchange Commission. Based solely on its review of copies of Section 16(a) forms received by it, or written representations from reporting persons that no Forms 5 were required for those persons, the corporation believes that during the period January 1, 2006 through December 31, 2006, its officers, directors and reporting shareholders were in compliance with all filing requirements applicable to them.


                          ANNUAL REPORT

     A copy of the corporation's Annual Report for its fiscal year ended December 31, 2006, is enclosed with this Proxy
Statement. Additional copies of the Annual Report may be obtained by contacting J. Gerald Bazewicz, President, 111 West
Front Street, Berwick, Pennsylvania 18603, telephone: (570) 752-3671.
          We furnish the Annual Report to shareholders for their information. It is not incorporated in this Proxy Statement.


                          OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, the persons named in the accompanying proxy intend to vote on the matters as they determine to be in the best interest of the corporation.



                         Proxy Statement                Page 25

               ELECTRONIC ACCESS TO PROXY MATERIALS
                     AND FINANCIAL STATEMENTS

     The corporation is subject to the information reporting requirements of the Securities Exchange Act of 1934 and must file periodic financial reports, proxy statements and other information with the SEC. You may obtain these documents, including the corporation's report on Form 10-K for its fiscal year ended December 31, 2006, which contains the corporation's audited financial statements, at the SEC's web site at http://www.sec.gov. You may also obtain a copy of the corporation's report on Form 10-K for its fiscal year ended December 31, 2006, without charge, by submitting a written request to Matthew P. Prosseda, Treasurer, First Keystone Corporation, 111 West Front Street, Berwick, Pennsylvania 18603, telephone: (570) 752-3671.



Page 26                  First Keystone Corporation

                    FIRST KEYSTONE CORPORATION

                              PROXY

   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 17, 2007
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints and William Selden, Jr. and Francis J. Radice, each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of First Keystone Corporation (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603 on Tuesday, April 17, 2007, at 10:00 a.m., Eastern Daylight Time, and at any adjournment or postponement thereof as follows:

1.  PROPOSAL #1:  ELECTION OF CLASS B DIRECTORS TO SERVE FOR A
    THREE-YEAR TERM

 JOHN E. ARNDT         J. GERALD BAZEWICZ         ROBERT E. BULL

[  ]  FOR all nominees listed      [  ]  WITHHOLD AUTHORITY to
      above (except as marked            vote for all nominees
      to the contrary below)             listed above


     (INSTRUCTION:  IF YOU WISH TO WITHHOLD THE PROXIES'
     AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE FOR
     DIRECTOR LISTED ABOVE, WRITE THAT NOMINEE'S NAME ON THE
     SPACE PROVIDED BELOW.)

       ____________________________________________________
             The Board of Directors recommends votes
             FOR the election of all of the nominees.


2.   PROPOSAL #2:  PROPOSAL TO RATIFY THE SELECTION OF J. H.
     WILLIAMS & CO., LLP  AS THE INDEPENDENT AUDITORS FOR THE
     CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2007.

[  ] FOR               [  ] AGAINST               [  ] ABSTAIN


     The Board of Directors recommends a vote FOR this proposal.


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.


     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE
     MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.
     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
     ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.


                              Dated: _______________, 2007

                              ____________________________

                              ____________________________

                              ____________________________
                              Signature(s)          (Seal)


THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE CORPORATION IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.